                                                                    EXHIBIT 13.1

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of G. Willi-Food International Ltd.
(the "Company") on Form 20-F for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,
Joseph Williger, Chief Executive Officer of the Company, certify, pursuant to 18
U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of
2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

     Date: June 30, 2008

                                                By: /s/ Joseph Williger
                                                --------------------------------
                                                Joseph Williger
                                                Chief Executive Officer
                                                (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to G. Willi-Food International Ltd. and will be retained by G.
Willi-Food International Ltd. and furnished to the Securities and Exchange
Commission or its staff upon request.